Exhibit 10.7

                                  AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT



     This AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment"), dated as of May 25, 2004, amends the Purchase and Sale Agreement, dated as of January 16, 2004 (the "Agreement"), by and among CIRCUIT CITY STORES, INC., a Virginia corporation ("Circuit City"), FIRST NORTH AMERICAN NATIONAL BANK, a wholly owned subsidiary of Circuit City and a limited purpose credit card bank under the Bank Holding Company Act ("FNANB"), TYLER INTERNATIONAL FUNDING, INC., a Delaware corporation and a wholly owned subsidiary of Circuit City ("Tyler Funding"), and BANK ONE, DELAWARE, NATIONAL ASSOCIATION, a national banking association ("Purchaser").

                                  INTRODUCTION

     Circuit City, FNANB, Tyler Funding and Purchaser have entered into the Agreement.

     Each of Circuit City, FNANB, Tyler Funding and Purchaser have now agreed to amend the Agreement by this Amendment.

     Accordingly, in consideration of the mutual agreements contained herein, the parties agree as follows:

                                    AMENDMENT

     1. Section 1.01 is hereby amended by adding the following definitions:

        "Deceased Accounts" shall have the meaning specified in Section 4.05.

        "Deceased  Accounts  Adjustments"  shall have the meaning  specified  in
        Section 4.05.

        "Initial Deceased Accounts Adjustment" shall have the meaning specified in Section 4.05.

        "Subsequent Deceased Accounts Adjustment(s)" shall have the meaning specified in Section 4.05.

     2. The information in Schedule 2.01(j) under the heading "UNIX & AS400" is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.

     3. The fourth sentence of Section 7.17 is hereby deleted in its entirety and replaced with the following:

     "The mailing shall be made as follows: (1) notices to Borrowers on active Accounts will be mailed no later than 61 days after the Closing Date; (2) notices to Borrowers on inactive Accounts whose last activity on the Account has been within 12 months before the Closing Date will be mailed no later than 90 days after the Closing Date; and (3) notices to Borrowers on all remaining Accounts will be mailed no later than 120 days after the Closing Date."

     4. The first sentence of Section 4.01(a) is hereby amended by deleting the word "or" immediately preceding clause (vii) thereof and inserting the following at the end of such sentence:

        "(ix)  any  Deceased  Accounts   Adjustments;   or  (x)  the  Additional
     Promotions Adjustment"

     The second sentence of Section 4.01(a) is hereby amended by deleting "(in the case of clause (iv), (v), (vi), (vii) or (viii))" and replacing it with "(in the case of clause (iv), (v), (vi), (vii), (viii), (ix) or (x))" and by inserting the phrase "charge off" immediately preceding the word "chargeback".

     5. The first sentence of Section 4.03 is hereby amended by inserting the phrase "charge off" immediately preceding the word "chargeback".

     6. Section 4.03 is hereby amended by inserting the following immediately after the words "Closing Date" in the first sentence thereof:

     "(or on or before the six-month anniversary of the Closing Date with respect to a Deceased Accounts Adjustment)"

     7. Article IV is hereby amended by adding the following Section 4.05 at the end thereof:

     SECTION 4.05. Deceased Accounts Adjustment.

        (a) The Purchase Price shall be adjusted  downward in an amount equal to
     (i) 100% of the face amount of Receivables under Circuit City Credit Card Accounts and (ii) 100% of the face amount of Receivables under Circuit City Plus VISA Accounts, in each case outstanding on the date such Receivables are charged off by Purchaser with respect to (1) Deceased Accounts (excluding any Deceased Accounts described under clause (2) below) charged off by Purchaser after having been identified as Deceased Accounts by means of a "probate" scrub of delinquent Accounts (delinquent being defined as one day or greater past due as of the Closing Date) performed within sixty
     (60) days after the Closing Date (the "Initial Deceased Accounts Adjustment(s)") and (2) Deceased Accounts (excluding any Deceased Accounts described under clause (1) above) charged off by Purchaser in the ordinary course of business consistent with FNANB's past practices on or before the sixth-month anniversary of the Closing Date (the "Subsequent Deceased Accounts Adjustment(s)", and together with the Initial Deceased Accounts Adjustment, the "Deceased Accounts Adjustments"). "Deceased Accounts" shall mean any Account with respect to which the only Borrower or all Borrowers under such Account had died before the Cut-Off Time. Deceased Accounts shall not include


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     Accounts that have active credit insurance or debt cancellation with a life coverage component.

        (b) The Deceased Accounts Adjustments shall constitute Accounts-Based Adjustments under Article IV. The Deceased Accounts Adjustments with respect to Deceased Accounts charged off thirty (30) days or more before the Settlement Date shall be reflected as a separate item or items on the Settlement Date Statement. Any Deceased Accounts Adjustment that is not reflected on the Settlement Date Statement pursuant to the immediately preceding sentence of this Section 4.05(b) shall be an Accounts-Based Adjustment that is settled in accordance with Section 4.03.

        (c) Purchaser will use its commercially reasonable efforts consistent with FNANB's customary practices and procedures for charged-off accounts to collect payments and make recoveries with respect to any Deceased Account that is charged off by Purchaser resulting in a Purchase Price adjustment pursuant to Section 4.05(a).

        (d) Unless otherwise agreed by Circuit City and Purchaser, Circuit City shall be entitled to receive any payments or other recoveries with respect to any Deceased Account charged off by Purchaser that are received or realized by Purchaser on or after the date such Deceased Account is charged off. Such payments and/or recoveries received by Purchaser during any calendar month shall be remitted to Circuit City no later than thirty (30) days after the end of such calendar month.

     8.  Section   7.01(xi)  is  hereby   amended  by  inserting  the  following
immediately after the final sentence thereof:

     "Notwithstanding anything in this Section 7.01(xi) to the contrary, Circuit City, FNANB and Tyler shall be permitted to market, without the consent of Purchaser, one or more 24-month no interest promotional financing plans (the "Additional Promotions"), in addition to the March Promotion. With respect to any such Additional Promotion, the Purchase Price shall be reduced (the "Additional Promotions Adjustment") in an amount equal to the product of (1) the aggregate sales under the Additional Promotions, times
     (2) 320 basis points (which represents the difference between the cost of 24-month financing (9.5%) and 18-month financing (6.3%) under the Program Agreement). The Additional Promotions Adjustment shall constitute an Accounts-Based Adjustment under Article IV. Without limiting the generality of the foregoing, the Additional Promotions Adjustment shall be reflected as a separate item on the Settlement Date Statement delivered pursuant to
     Section 4.02."

     9. Section 3.03 is hereby amended by inserting the following sentence immediately after the fourth sentence of Section 3.03:

     "Sellers shall cause each holder of the Outstanding Private Series (i) to deliver to Purchaser at least one Business Day prior to the Closing Date a certificate as to the amount required to be paid to it in order for the Outstanding Private Series to be paid in full (which certificates shall each include wire instructions for such payment) and (ii) to immediately notify Purchaser in writing upon receipt of such payment. In addition,


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     Sellers  shall  deliver  a  copy  of  the  original  Investor  Certificates representing the Outstanding Private Series cancelled by the Trustee to Purchaser upon payment in full thereof."

     10. Sections 9.02(a)(vii) and 9.03(a)(vii) are both hereby amended to delete the phrase "five (5) Business Days before" therefrom.

     11. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

     12. Agreement Continuation. The Agreement, as modified herein, shall continue in full force and effect according to its terms.

     13. Headings. The headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

     14. Counterparts. This Amendment may be executed by facsimile transmission of original signatures in one or more counterparts, each of which counterparts shall be deemed to be original, and all such counterparts shall constitute one and the same instrument.

     15. Instruments to be Read Together. This Amendment shall form a part of the Agreement for all purposes and the Agreement and this Amendment shall henceforth be read together.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by their duly authorized officers.

                       CIRCUIT CITY STORES, INC.


                       By:      /s/ Michael E. Foss
                          ---------------------------------------------------
                            Name:   Michael E. Foss
                            Title:  Senior Vice President and
                                    Chief Financial Officer

                       FIRST NORTH AMERICAN NATIONAL BANK


                       By:      /s/ Daniel P. Tierney
                          ---------------------------------------------------
                            Name:   Daniel P. Tierney
                            Title:  President

                       TYLER INTERNATIONAL FUNDING, INC.


                       By:      /s/ Philip J. Dunn
                          ---------------------------------------------------
                            Name:   Philip J. Dunn
                            Title:  President and Secretary


                       BANK ONE, DELAWARE, NATIONAL ASSOCIATION


                       By:      /s/ David L. Hoyt
                          --------------------------------------------------
                            Name:   David L. Hoyt
                            Title:  Senior Vice President, Finance Director


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